EXHIBIT 10.4

FEDERAL HOME LOAN BANK OF SAN FRANCISCO

RESOLUTION

January 28, 2005

RESOLVED, that the Board of Directors of the Federal Home Loan Bank of San Francisco hereby approves the 2005 Board of Directors Compensation and Expense Reimbursement Policy attached as Exhibit F.

I certify that this is a true and correct copy of a resolution adopted by the Board of Directors of the Federal Home Loan Bank of San Francisco at its meeting on January 28, 2005.

/s/ Lisa MacMillen
Lisa B. MacMillen, Senior Vice President and
General Counsel-Corporate Secretary

Exhibit F to

January 28, 2005 Board Minutes

FEDERAL HOME LOAN BANK OF SAN FRANCISCO

BOARD OF DIRECTORS

COMPENSATION AND EXPENSE REIMBURSEMENT POLICY

2005

The Board of Directors of the Federal Home Loan Bank of San Francisco hereby establishes the following Compensation and Expense Reimbursement Policy for 2005.

Compensation

To provide the Directors with reasonable compensation for the performance of their duties as members of the Board of Directors and the amount of time spent on official Bank business, the Bank will pay meeting fees to the Directors as follows:

Meeting	Position	Meeting Fee
Board	Chairman	$4,000
Board	Vice Chairman	$3,000
Board	Director	$2,000

Meeting	Position	Meeting Fee (subject to an annual limit of $13,000)
Board committee	Committee chairman, vice chairman, or member	$750
System Directors’ orientation or conference	Director	$750

Total annual compensation for members of the Board is limited as follows:

Position	Annual limit
Chairman	$28,364
Vice Chairman	$22,692
Director	$17,019

A Board member may receive a fee for participation in one Board meeting by telephone. No other fee will be paid for participation in meetings of the Board or committees by telephone exceeding the limits above, or participation in other Bank or Federal Home Loan Bank System activities. Although Director participation in these activities is necessary and appropriate, they are related to the scheduled meetings of the Board and committees and are therefore covered by the scheduled meeting compensation.

The President of the Bank is authorized to interpret this Policy, as necessary, according to applicable statutory, regulatory and policy limits.

Expense Reimbursement

The Bank will reimburse Directors for necessary and reasonable travel, subsistence and other related expenses incurred in connection with the performance of their official duties, which may include participation in meetings or activities for which no fee is paid.

For expense reimbursement purposes, Directors’ “official duties” include:

1)	Meetings of the Board and Board committees

2)	Meetings requested by the Federal Housing Finance Board and Federal Home Loan Bank System committees

3)	Meetings of the Council of Federal Home Loan Banks and its committees

4)	Attendance at events on behalf of the Bank when requested by the President in consultation with the Chairman

5)	Attendance at other events on behalf of the Bank with the prior approval of the Equal Employment Opportunity-Personnel-Compensation Committee of the Board.

Each Director is responsible for making his or her own travel arrangements (including hotel accommodations) to attend meetings for which expenses may be reimbursed.

Expenses reimbursable for Directors are the same as the expenses reimbursable for senior officers under the Bank’s Travel Expense Policy, except that Directors may not be reimbursed for gift or entertainment expenses.

To be reimbursed for allowable expenses, a Director must complete a statement itemizing the expenses upon completion of any covered trip. The statement, prepared on the Director’s letterhead, must be submitted to the Bank’s Assistant Corporate Secretary and must include the following information:

1)	Meeting(s) or event(s) attended, with dates and locations

2)	Itemization of reimbursable expenses, with supporting receipts for any expense exceeding $50.00

3)	Boarding passes for airline travel

4)	To whom reimbursement should be made payable.

Records

The Bank will maintain records of (i) Directors’ attendance at meetings of the Board and Board committees; (ii) total compensation paid; and (iii) expenses reimbursed.